1.3

Exclusive Call Option Agreement

独家购买权协议

This Agreement is executed by and among the following Parties as of May th, 2021, in Shanghai:

本协议由以下各方于 2021 年 5 月 日在上海签订：

Party A: Shanghai Miting Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 098, Floor 12, Building 1, No.588 Zixing Road, Minhang District, Shanghai

甲方：上海米霆文化创意有限公司

法定代表人：曲晓丹

住所：上海市闵行区紫星路 588 号 1 幢 12 层 098 室

Party B: Shanghai Zitang Cultural Communication Partnership (limited Partnership)

Executive Partner: Qu Xiaodan

Address: Room 1193, Building 2, No.588 Zixing Road, Minhang District, Shanghai

乙方：上海紫堂文化传播合伙企业（有限合伙）

执行事务合伙人：曲晓丹

联系地址：上海市闵行区紫星路 588 号 2 幢 1193 室

Party C: Shanghai Jupiter Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 705, Building 22, No.785 Hutai Road, Jing 'an District, Shanghai

丙方：上海朱庇特创意设计有限公司

法定代表人：曲晓丹

住所：上海市静安区沪太路 785 号 22 幢 705 室

Each of Party A, Party B and Party C shall be hereinafter referred to as a "Party" individually, and as the "Parties" collectively.

甲方、乙方、丙方单称为"一方"，合称为"各方"。

Whereas:

鉴于：

1、 Party B holds [4.08]% equity interests of Shanghai Jupiter Creative Design Co., Ltd. (hereinafter referred to as "Party C" or "Target Company");

乙方持有上海朱庇特创意设计有限公司（以下简称"丙方"或"目标公司"）的【4.08】%股权；

2、 On the premise permitted by the PRC laws, Party B and Party C intend to grant Party A the exclusive right to purchase all or part of the equity interests of the Target Company held by Party B and all or part of the assets owned by Party C at any time, and Party A agrees to accept such authorization.

在中国法律的允许前提条件下，乙方、丙方拟授予甲方随时有权购买乙方持有的全部或部分目标公司股权以及丙方所有的全部或部分资产的独家性权利，甲方同意接受该等授权。

In view of this, in accordance with the PRC Civil Code and other relevant laws and regulations, the Parties, on the basis of equality, voluntariness, honesty and credit, have reached the following agreement through consensus, with a view to complying with it together:

有鉴于此，各方根据《中华人民共和国民法典》等有关法律法规的规定，在平等自愿、诚实信用的基础上，经协商一致，约定如下，以期共同遵守：

1. Option Granted

授予权利

1.1 Exclusive Equity Interest Purchase Right

独家股权购买权

Party B agrees to grant Party A the irrevocable, exclusive equity interest purchase right within the effective term of this Agreement, which Party A will be entitled to purchase all or part of the equity interests of the Target Company held by Party B at any time in accordance with the procedures at its own discretion and the conditions agreed in this Agreement, and such authorization is exclusive (hereinafter referred to as the "Exclusive Equity Interest Purchase Right").

乙方同意，在本协议有效期内，授予甲方不可撤销的独家股权购买权，使得其有权随时按照其自行决定的行使步骤以及本协议约定的条件购买乙方持有的全部或部分目标公司股权，该授权为独家的、排他性授权（以下简称"独家股权购买权"）。

1.2 Exclusive Asset Purchase Right

独家资产购买权

Party C agrees to grant Party A the irrevocable, exclusive asset purchase right within the effective term of this Agreement, which Party A will be entitled to purchase all or part of assets of Party C at any time in accordance with the procedures at its own discretion and the conditions agreed in this Agreement, and such authorization is exclusive (hereinafter referred to as "Exclusive Asset Purchase Right", "Exclusive Equity Interest Purchase Right" and "Exclusive Asset Purchase Right" are collectively referred to as "Exclusive Call Option").

丙方同意，在本协议有效期内，授予甲方不可撤销的独家资产购买权，使得其有权随时按照其自行决定的行使步骤以及本协议约定的条件购买全部或部分丙方的资产，该授权为独家的、排他性授权（以下简称"独家资产购买权"，"独家股权购买权"及"独家资产购买权"合称"独家购买权"）。

1.3 Exclusive Call Option

独家购买权

The Exclusive Call Option is the exclusive right enjoyed by Party A, and Party A is entitled to assign all or part of such right to a third party, but Party B shall not dispose of all or part of the equity interests of the Target Company in any way such as endowment, transfer, or setting encumbrance on the equity interests including pledge, or make any commitment to dispose of them; Party C shall not dispose of all or part of its assets in any way, such as endowment, transfer, or setting encumbrance on the assets (including but not limited to mortgage, pledge, lien and financial leasing), or make any commitment to dispose of them.

独家购买权为甲方所享有的独家权利，甲方有权将其全部或部分地转让给第三方，但乙方不得将全部或部分目标公司股权以赠与、转让、设置质押等权利负担等任何方式进行处置或作出处置承诺；丙方也不得将其全部或部分资产以赠与、转让、设置权利负担（包括但不限于抵押、质押、留置、融资租赁）等任何方式进行处置或作出处置承诺。

2. Equity Interest/Asset Purchase Price

股权/资产的购买价格

2.1 With regard to the equity interest purchase, Party A shall be entitled to purchase all or part of the equity interests held by Party B at the minimum price permitted under the PRC laws.

针对购买股权，甲方有权以中国法律允许的最低价格购买乙方持有的全部或部分股权。

2.2 With regard to the asset purchase, Party A shall be entitled to purchase the assets of Party C at the net book value of such assets as the consideration, but if the minimum price permitted under the PRC laws is higher than such net book value, the purchase price shall be the minimum price permitted under the PRC laws.

针对购买资产，甲方有权以被购买的资产的账面净值为对价购买丙方的资产，但如中国法律允许的最低价格高于该账面净值的，则以中国法律允许的最低价格为准。

2.3 The purchase price aforementioned under this clause is the lump sum price including transfer fee, tax payable and other fees.

本条前述转让价格为包含转让费、税款及其他费用在内的包干价。

3. Exercise of Exclusive Call Option

独家购买权的行使

3.1 On the premise of complying with the PRC laws and regulations, Party A shall be entitled to exercise the Exclusive Call Option at any time, and Party A shall be entitled to decide the specific time, method and frequency of the exercise of such right at its own discretion.

在符合中国法律规定的前提下，甲方有权随时行使独家购买权，并且甲方有权自行决定行使具体时间、方式、次数。

3.2 Party A shall notify Party B in advance each time it exercises the Exclusive Equity Interest Purchase Right and Party B shall immediately complete the execution of the corresponding agreements, the industrial and commercial registration of alteration related to equity interests transfer, the closing of the equity interests transfer and other works in accordance with Party A's requirements.

甲方每次行使独家股权购买权的，应事先通知乙方，乙方应立即按照甲方要求配合完成相应的协议签署、股权转让相关工商变更登记手续、交割等工作。

3.3 Party A shall notify Party B and Party C in advance each time it exercises the Exclusive Asset Purchase Right and Party C shall immediately complete the execution of the corresponding agreements, the registration of alteration related to the assets transfer, the closing of the assets transfer and other works in accordance with Party A's requirements. Party B shall immediately cooperate to issue the corresponding resolutions of shareholders' meeting and/or other decision-making documents (as appropriate) which approve the aforementioned assets transfer.

甲方每次行使独家资产购买权的，应事先通知乙方、丙方，丙方应立即按照甲方要求配合完成相应的协议签署、资产转让相关权属变更登记手续、交割

等工作，乙方应当立即配合出具通过前述资产转让的相应的股东会决议及/或其他决策性文件（如适当）。

3.4 Party B and Party C shall also cooperate to execute one or more Power of Attorney in the form and content set out Annex 1 of this Agreement, which authorize any person designated by Party A to execute and submit all legal documents agreed in this Agreement on behalf of Party B and Party C.

乙方、丙方还应配合签署一份或多份《授权委托书》（格式及内容见本协议附件 1），授权甲方指定的任何人代表乙方、丙方签署及递交本协议约定的所有法律文件。

3.5 Party B and Party C shall take all necessary measures to ensure that there will be no material or procedural interference during the purchase of assets and equity interests, and there is no encumbrance on the assets and equity interests (i.e. mortgage, pledge, guarantee, rights or interests of third parties and other circumstances that will restrict the ownership, the free transfer or the full and complete enjoyment of the rights of the assets or equity interests, but excluding any security interests arising from the Equity Interest Pledge Agreement executed by Party A and Party B).

乙方、丙方应采取一切必要措施，使购买资产和股权无论在实质上还是程序上均不受干扰，并且资产和股权上面没有任何权利负担（即抵押、质押、保证、第三方权利或权益以及其他限制资产或股权所有权、自由转让或权利全面、完整享受的情形，但不包括甲方与乙方签署的《股权质押协议》项下产生的任何担保权益）。

3.6 The Parties agree that after Party A exercises the Exclusive Call Option, all the transfer fees collected by Party B and Party C hereby shall be returned to Party A or the third party designated by Party A in full.

各方同意，甲方行使独家购买权后，乙方、丙方因此收取的全部转让款应当全额返还给甲方或甲方指定的第三方。

4. Representations, Warranties and Commitments

陈述、保证与承诺

4.1 Party A represents and warrants as follows:

甲方陈述与保证如下：

4.1.1 Party A has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

甲方具有签署及履行本协议的所有权利与权力，并经过其内部合法的授权手续。

4.1.2 The execution and performance of this Agreement by Party A shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by Party A to third parties.

甲方签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

4.2 Party B warrants and commits as follows:

乙方保证与承诺如下：

4.2.1 Party B has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

乙方具有签署及履行本协议的所有权利与权力，并经过其内部合法的授权手续。

4.2.2 The execution and performance of this Agreement by Party B shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by Party B to third parties.

乙方签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

4.2.3 As of the execution date of this Agreement, except for the equity interest pledge agreed in the Equity Interest Pledge Agreement executed by Party A

and Party B, none of the equity interests of the Target Company held by Party B has any defects of right, nor any encumbrance, and Party B has not made any offer to transfer all or part of the equity interests of the Target Company to a third party, or made any commitment to any offer of purchasing all or part of the equity interests of the Target Company from a third party, nor has it executed any agreement that may affect the integrity, validity and legality of Party B's shareholders' rights.

截止本协议签署日，除甲方与乙方签署的《股权质押协议》约定的股权质押外，乙方持有的全部目标公司股权无任何权利瑕疵，其股权上也未设置任何权利负担，乙方也未向第三方发出转让全部或部分目标公司股权的要约，或对第三方受让全部或部分目标公司股权的要约作出承诺，也未签署任何可能影响乙方股东权利的完整性、有效性、合法性的文件。

4.2.4 Within the effective term of this Agreement, without the prior written consent of Party A, Party B:

在本协议有效期内，未经甲方事先书面同意，乙方：

（1） shall not set any encumbrance (including pledge) on the equity interests of the Target Company, transfer all or part of the equity interests of the Target Company held, or dispose of the equity interests thereof in any way; shall not execute legal documents or make commitments related to the aforementioned matters; and shall not express its consent or support to the aforementioned facts and documents at the shareholders' meeting.

不得在目标公司股权上设置质押等权利负担或对外转让其持有的全部或部分目标公司股权，也不得采取任何方式处置目标公司股权；也不得签署与前述事宜相关的法律文件或作出承诺，不得在股东会上作出同意前述事实及文件的同意或支持的意思表示。

（2） shall not supplement or amend the articles of association of the Target Company.

不得要求补充或修改目标公司章程。

（3） shall not change the registered capital or shareholding structure of the Target Company.

不得要求变更目标公司注册资本或股权结构。

(4) shall not, on its own or through the management of the Target Company, require the Target Company to sell, transfer, mortgage or in any other way to dispose of any assets, business and interests of the Target Company or set other security interests on them; and shall not execute legal documents or make commitments related to the aforementioned matters.

不得自行或通过目标公司管理层要求目标公司出售、转让、抵押或以其他任何方式处置目标公司资产、业务、权益或在其上设置其他担保权益；或签署与前述事宜相关的法律文件或作出承诺。

(5) shall not, on its own or through the management of the Target Company, require the Target Company to incur, inherit, guarantee or permit any debts, except for those payables during the daily operations which are not incurred by way of borrowing and those payables which have been already disclosed to and approved by Party A.

不得自行或通过目标公司管理层要求目标公司承担、承继、担保或批准任何债务，但在正常业务经营过程中并非以借贷方式产生的应付款项及已经向甲方披露的且获得其批准的应付款项除外。

(6) shall not, on its own or through the management of the Target Company, require the Target Company to provide loans to any subject or enter into any material contract (of which the contract amount exceeds [1] million RMB or which may affect the effective existence of Party C or the integrity of asset ownership of Party C), except the business contracts executed during the daily operations.

不得自行或通过目标公司管理层要求目标公司向任何主体提供贷款、签订任何重大合同（即合同金额超过人民币【100】万元或可能影响丙方有效存续、资产所有权的完整性的合同），但在正常业务经营过程中发生的业务合同除外。

(7) shall not, on its own or through the management of the Target Company, require the Target Company to provide any financing to any third party or increase any credit of the Target Company.

不得自行或通过目标公司管理层要求目标公司对任何第三方提供融资或增加目标公司的信贷。

（8） shall not, on its own or through the management of the Target Company, require the Target Company to distribute profits, dividends or interests to it.

不得自行或通过目标公司管理层要求目标公司向其分配利润、分红或股息。

（9） shall not, on its own or through the management of the Target Company, require the Target Company to jointly operate or merge with a third party, or divide itself, or acquire or invest in any other entity.

不得自行或通过目标公司管理层要求目标公司与第三方联营、合并或分立，也不得收购任何主体或对外进行投资。

（10） shall ensure the effective existence of the Target Company without being wind up, liquidated or dissolved.

应确保目标公司有效存续，不被终止、清算或解散。

4.3 Party C warrants and commits as follows:

丙方保证与承诺如下：

4.3.1 Party C has all the rights and powers to execute and perform this Agreement, and has completed its internal legal authorization procedures.

丙方具有签署及履行本协议项下的所有权利与权力，并经过其内部合法的授权手续。

4.3.2 The execution and performance of this Agreement by Party C shall not violate any laws, regulations or government approval, authorization and other government regulations that are binding on or affecting it, nor violate any agreements executed or commitments made by Party C to third parties.

丙方签署及履行本协议不违反任何对其有约束力或影响的法律法规的规定或政府批准、授权及其他政府规定，也不违反其与第三方签署的任何协议或作出的任何承诺。

4.3.3 As of the execution date of this Agreement, all the assets held by Party C have been registered in the name of Party C, and such assets have no right defects and are not set any encumbrance, and Party C has not made any offer to transfer all or part of the assets of the Target Company to a third party, or made a commitment to any offer of purchasing all or part of the assets of the Target Company from a third party, nor has it executed any agreement that may affect the integrity, validity and legality of Party C's ownership of its assets.

截止本协议签署日，丙方持有的全部资产已全部登记在丙方名下，且该等资产权属上无任何权利瑕疵或权利负担，丙方也未向第三方发出转让全部或部分公司资产的要约，或对第三方受让全部或部分目标公司资产的要约作出承诺，也未签署任何可能影响目标公司资产的所有权的完整性、有效性、合法性的文件。

4.3.4 Within the effective term of this Agreement, without the prior written consent of Party A, Party C:

在本协议有效期内，未经甲方事先书面同意，丙方：

（1） shall ensure that there is no encumbrance set on its assets except for the equity interest pledge agreed in the Equity Interest Pledge Agreement executed by Party A and Party B.

应确保资产上不存在除甲方与乙方签署的《股权质押协议》约定的股权质押外的权利负担。

（2） shall not supplement or amend its articles of association

不得补充或变更公司章程。

（3） shall not change its registered capital or shareholding structure

不得变更注册资本或股权结构。

（4） shall not sell, transfer, mortgage or in any other way to dispose of any assets, business and interests of Party C or set other security interests on them; and shall not execute legal documents or make commitments related to the aforementioned matters.

不得采取出售、转让、抵押或以其他任何方式处置丙方资产、业务、权益或在其上设置其他担保权益；也不得签署与前述事宜相关的法律文件或作出承诺。

（5） shall not incur, inherit, guarantee or permit any debts, except for those payables during the daily operations which are not incurred by way of borrowing and those payables which have been already disclosed to and approved by Party A.

不得承担、承继、担保或批准任何债务，但在正常业务经营过程中并非以借贷方式产生的应付款项及已经向甲方披露的且获得其批准的应付款项除外。

（6） shall not provide loans to any subject or enter into any material contract (of which the contract amount exceeds [1] million RMB or which may affect the effective existence of Party C or the integrity of asset ownership of Party C), except the business contracts executed during the daily operations.

不得向任何主体提供贷款，也不得签订任何重大合同（即合同金额超过人民币【100】万元或可能影响丙方有效存续、资产所有权的完整性的合同），但在正常业务经营过程中发生的业务合同除外。

（7） shall not provide any financing to any third party or increase any credit of the Target Company.

不得对任何第三方提供融资或增加目标公司的信贷。

（8） shall not distribute profits, dividends or interests to its shareholders

不得向其股东分配利润、分红或股息。

（9） shall not jointly operate or merge with a third party, or divide itself, or acquire or invest in any other entity.

不得与第三方联营、合并或分立，也不得收购任何主体或对外进行投资。

（10） shall ensure its effective existence without being wind up, liquidated or dissolved.

应确保其有效存续，不被终止、清算或解散。

4.3.5 Party C shall always operate its business reasonably and prudently so as to maintain the value of its assets, and shall not do or omit to do anything that may be enough to affect its operating status and value of its assets.

丙方应一直合理审慎地经营其业务以保持其资产的价值，不进行任何足以影响其经营状况和资产价值的作为/不作为。

4.3.6 Party C shall provide materials related to its operation and financial status upon the request by Party A.

应甲方要求，提供丙方营运及财务状况的资料。

4.3.7 Party C shall immediately notify Party A in case of any litigation, arbitration, administrative procedures and disputes that may affect the assets, business and revenue of Party C.

在发生任何可能影响丙方资产、业务、和收入的有关诉讼、仲裁、行政程序及纠纷时，应当立即通知甲方。

4.3.8 Party C shall immediately distribute all distributable profits, dividends and interests to its shareholders upon the request by Party A.

应甲方要求向其股东分配所有可分配的利润、分红及股息。

5. Confidentiality Obligation

保密责任

The Parties shall keep this Agreement, the content and existence of this Agreement and all non-public information of the other Party acquired hereby ("confidential information") confidential, and neither Party shall disclose the confidential information to any third party, which also includes relatives or its related parties of one Party, however excluding relevant employees, managements, consultants of the Parties who need to know such confidential information for the purpose of performance of this Agreement (for the avoidance of doubt, the Parties shall inform their relevant employees, managements, consultants of the confidential nature of the

confidential information and shall cause such person to be bound by the same terms as this confidential obligation under this Agreement). The term of confidentiality obligation commences from the execution date of this Agreement to the date when Party A agrees to disclose such confidential information.

各方应对本协议、本协议的约定和其存在及由此知悉的对方的所有非公开信息（即"保密信息"）保密，任何一方不得将保密信息透露给任何第三方，该第三方还包括了任何一方的亲属/关联方等，但就履行本协议之目的而需要了解该等保密信息的各方相关员工、高管、顾问等除外（为免疑问，各方应将保密信息的保密性质告知其相关员工、高管、顾问等，并且促使该人员应同样受到本协议保密义务的约束）；保密期限自本协议签署之日起至甲方同意公开此等保密信息之日止。

6. Default Obligation

违约责任

6.1 If one Party violates or delays the performance of this Agreement or other transaction documents, or the representations, warranties and commitments made by one Party are untrue, incomplete and misleading, it shall be deemed as a breach of contract.

如一方违反或延迟履行本协议或其他交易文件的约定或者作出的陈述、保证与承诺不真实、不完整存在误导性的均视为违约。

6.2 Unless otherwise agreed in this Agreement, if the breaching Party causes losses to the other Party due to its breach of contract, the breaching Party shall compensate the other Party for all economic losses.

除本协议另有约定外，违约方因违约行为给对方造成损失的，则违约方应赔偿对方所有经济损失。

7. Governing Law and Resolution of Disputes

法律适用及争议解决

7.1 The execution, validity, interpretation, performance, amendment, termination, dissolution, resolution of disputes and other matters not specified in this Agreement and its annexes and supplementary agreements shall be implemented in accordance with the relevant applicable laws and regulations of the mainland of the PRC.

本协议及其附件和补充协议订立、效力、解释、履行、变更、终止、解除、争议的解决以及未规定的事项，均遵照中华人民共和国大陆地区有关法律、法规执行。

7.2 Any disputes, issues or claims arising from or related to this Agreement or the performance, interpretation, breach, termination or validity of this Agreement shall be settled through friendly negotiation between the Parties. If negotiation fails, the dispute shall be arbitrated in Beijing by China International Economic and Trade Arbitration Commission in accordance with the arbitration rules of such commission in effect at that time. The award of the arbitration shall be final and binding on the Parties. During the period when the dispute is being resolved, the Parties shall continue to implement this Agreement in all other aspects except the disputed matters.

本协议或本协议的履行、解释、违约、终止或效力所引起的或与此有关的任何争议、纠纷或权利要求，都应双方友好协商解决。协商不成的，该争议由中国国际经济贸易仲裁委员会并依据该委员会届时有效的仲裁规则在北京进行仲裁，仲裁的结果是终局性的，对各方均有约束力。争议正在解决期间，除争议的事项外，双方应在所有其它方面继续执行本协议。

8. Miscellaneous

其他

8.1 Any amendment, modification and supplement to this Agreement shall come into effect only after the Parties reach a consensus through negotiation and execute a written agreement. In case of any conflict between this Agreement and other agreements previously executed by the Parties or the articles of association of the Target Company, this Agreement shall prevail.

对本协议的任何变更、修改、补充，需经各方协商一致，并签订书面协议，方可生效。本协议与各方此前签署的其他协议或者目标公司章程冲突的，以本协议约定为准。

8.2 The failure or delay in exercising any certain right under this Agreement shall not constitute a waiver of such right by such Party.

如果任何一方未行使或延迟行使本协议项下的某项权利，不构成该方对此权利的放弃。

8.3 This Agreement shall be binding on successors of the Parties. Without Party A's prior written consent, Party B or Party C shall not assign all or part of its rights and obligations under this Agreement. However, Party B and Party C agree that Party A may assign all or part of its rights and obligations under this Agreement to a third party at any time, and the terms of this Agreement shall remain binding on the third party, Party B and Party C.

本协议对各方的继受人均具有效力，未经甲方事先书面同意，乙方或丙方不得将本协议项下的权利义务全部或部分进行转让。但乙方与丙方同意，甲方随时可以将其在本协议项下的权利义务全部或部分转让给第三方，本协议的条款对第三方、乙方和丙方继续有效。

8.4 This Agreement is written in both Chinese and English, and in the case of any conflict between the two versions, the Chinese version shall prevail.

本协议以中英文书写，若有歧义，以中文版本为准。

8.5 This Agreement shall come into effect after being executed or sealed by the Parties. This Agreement is made in six counterparts, with each Party holding two copies, which has the same legal effect.

本协议自各方签字或盖章后生效。本协议一式陆份，各方各执贰份，具有同等法律效力。

（No text below/以下无正文）

In witness whereof, this Exclusive Call Option Agreement is signed by the following Parties on the date and place first above.

兹此为证，本独家购买权协议由以下各方于文首之日期及地点签署。

Party A (Seal):

Legal Representative

/Authorized Representative (Signature)

甲方（盖章）：

法定代表人/授权代表（签字）

In witness whereof, this Exclusive Call Option Agreement is signed by the following Parties on the date and place first above.

兹此为证，本独家购买权协议由以下各方于文首之日期及地点签署。

Party B (Seal):

Legal Representative

/Authorized Representative (Signature)

乙方（盖章）：

法定代表人/授权代表（签字）

In witness whereof, this Exclusive Call Option Agreement is signed by the following Parties on the date and place first above.

兹此为证，本独家购买权协议由以下各方于文首之日期及地点签署。

Party C (Seal):

Legal Representative

/Authorized Representative (Signature)

丙方（盖章）：

法定代表人/授权代表（签字）

Annex 1: Template of Power of Attorney

附件 1：《授权委托书》模板

（1） Power of Attorney (executed by institutional shareholder)

授权委托书（机构股东签署）

Power of Attorney

授权委托书

In accordance with the Exclusive Call Option Agreement executed by our [partnership enterprise], Shanghai Jupiter Creative Design Co., Ltd. and Shanghai Miting Creative Design Co., Ltd., our [partnership enterprise] issues this Power of Attorney:

根据本合伙企业与上海朱庇特创意设计有限公司、上海米霆文化创意有限公司签署的《独家购买权协议》的约定，本合伙企业出具本授权委托书：

Our partnership enterprise/company hereby irrevocably entrusts and authorizes Qu Xiaodan (hereinafter referred to as "Agent") to act as the agent of our [partnership enterprise], responsible for:

本合伙企业在此不可撤销地委托和授权【曲晓丹】（以下简称"代理人"）作为本合伙企业的代理人，负责处理：

(1) preparing and executing the equity interest transfer agreement;

准备和签署股权转让协议；

(2) preparing and executing other necessary legal documents related to equity interest transfer;

准备和签署其他与股权转让相关的必要的法律文件；

(3) handling all relevant legal procedures such as the examination and approval on the transfer, the industrial and commercial registration of alteration and other issues related to the transfer of the equity interest.

办理股权转让的审批、工商变更登记等所有相关法律手续。

Our [partnership enterprise] hereby confirms that the Agent is entitled to exercise its rights within the scope of the abovementioned authorization at any time within the effective term of this Power of Attorney and in the way as the Agent may considers appropriate, to the extent allowed under PRC, since our [partnership enterprise] agrees and confirms that all the consequences and obligations of the actions done by the Agent shall be borne by our [partnership enterprise].

本合伙企业在此确认，在符合中国法律规定的范围内，代理人有权在本授权委托书有效期内随时以其认为适当的方式在上述授权范围内行使权利，因本合伙企业同意并确认代理人作出的所有行为后果及责任均由本合伙企业承担。

This Power of Attorney shall come into effect from the date of execution until the expiration of the Exclusive Call Option Agreement.

本授权委托书自签署之日起生效直至《独家购买权协议》失效之日止。

Shanghai Zitang Cultural Communication Partnership (limited Partnership) (Seal)

Legal Representative /Authorized Representative (Signature)

Date: May th, 2021

上海紫堂文化传播合伙企业（有限合伙）（盖章）：

法定代表人/授权代表：曲晓丹（签字）

日期：2021 年 5 月 日

（2） Power of Attorney (executed by Target Company)

授权委托书（目标公司签署）

Power of Attorney

授权委托书

In accordance with the Exclusive Call Option Agreement executed by our company, [Shanghai Zitang Cultural Communication Partnership (limited Partnership)] and Shanghai Miting Creative Design Co., Ltd., our company issues this Power of Attorney:

根据本公司与上海紫堂文化传播合伙企业（有限合伙）、上海米霆文化创意有限公司签署的《独家购买权协议》的约定，本公司出具本授权委托书：

Our company hereby irrevocably entrusts and authorizes Qu Xiaodan (hereinafter referred to as "Agent") to act as the agent our company, responsible for:

本公司在此不可撤销地委托和授权【曲晓丹】（以下简称"代理人"）作为本公司的代理人，负责处理：

(1) preparing and executing the asset purchase agreement;

准备和签署资产购买协议；

(2) preparing and executing other necessary legal documents related to asset purchase;

准备和签署其他与资产购买相关的必要的法律文件；

(3) handling all relevant legal procedures such as the examination and approval on the transfer, the registration of ownership alteration and other issues related to the transfer of the asset.

办理资产转让的审批、产权变更登记等所有相关法律手续。

Our company hereby confirms that the Agent is entitled to exercise its rights within the scope of the abovementioned authorization at any time within the effective term of this Power of Attorney and in the way as the Agent may considers appropriate, to the

extent allowed under PRC, since our company agrees and confirms that all the consequences and obligations of the actions done by the Agent shall be borne by our company.

本公司在此确认，在符合中国法律规定的范围内，代理人有权在本授权委托书有效期内随时以其认为适当的方式在上述授权范围内行使权利，因本公司同意并确认代理人作出的所有行为后果及责任均由本公司承担。

This Power of Attorney shall come into effect from the date of execution until the expiration of the Exclusive Call Option Agreement.

本授权委托书自签署之日起生效直至《独家购买权协议》失效之日止。

Shanghai Jupiter Creative Design Co., Ltd. (Seal)

Legal Representative: Qu Xiaodan (Signature)

Date: May th, 2021

上海朱庇特创意设计有限公司（盖章）：

法定代表人：曲晓丹（签字）

日期：2021 年 5 月 日